SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 1998



                            Digital Link Corporation
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)



        California                     0-23110                   77-0067742
----------------------------   --------------------------   --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                 217 Humboldt Court, Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)


                                 (408) 745-6200
              (Registrant's telephone number, including area code)





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Item 2:  Acquisition or Disposition of Assets.

         On April 3, 1998, Digital Link Corporation (the "Company") entered into an Asset Sale Agreement (the "Agreement") with Semaphore Communications Corporation, a Delaware corporation ("Semaphore"), to acquire substantially all of Semaphore's non-cash assets (excluding furniture and fixtures) (the "Assets"). This acquisition of assets (the "Asset Acquisition") was consummated as of such date. Semaphore is a supplier of security management and virtual private network solutions for Internet/intranet and Frame relay applications. The provisions of the Agreement and related agreements described in this report are qualified in their entirety by reference to the actual text of such agreements, which are incorporated by reference as exhibits to this report.

         The Assets acquired pursuant to the Agreement include intellectual property, inventory, trade receivables and rights under certain assumed contracts. Under the terms of the Agreement, the Company issued 291,182 shares of the Company's Common Stock (the "Shares") to Semaphore on April 3, 1998 and assumed certain liabilities (the "Liabilities"). The number of Shares issued was determined by dividing $3,200,000 by the volume-weighted average price per share (as reported by Bloomberg Financial Services) at which the Company's Common Stock traded on the five business days immediately preceding the execution of the Agreement by the parties. The Liabilities include certain obligations under assumed contracts and under various outstanding purchase orders as well as certain warranty obligations. The Company received $182,000 from Semaphore with respect to the assumption of certain of such Liabilities. The Agreement provides for a contingent reduction of $250,000 in the purchase price paid by the Company in connection with the Asset Acquisition if certain rights held by Xerox Corporation ("Xerox") under a License Agreement dated as of December 1, 1994 between Semaphore and Xerox are not waived by Xerox or if the existing non-competition agreement with respect to such rights is not extended through April 3, 2003. In addition, in connection with the Asset Acquisition, approximately 25 of Semaphore's employees currently located in Semaphore's Santa Clara, California headquarters are expected to become employees of the Company.

         The amount of consideration paid in connection with the Asset Acquisition was determined through arms' length negotiations between the parties and their respective assessment of the value of the Assets, the Liabilities and the Shares. There were no material relationships between the Company, or any of its affiliates, directors or officers, and Semaphore prior to the Asset Acquisition.

         The Shares issued to Semaphore in the Asset Acquisition were issued in a private placement pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") and consequently can be transferred only pursuant to an effective registration statement filed under the Securities Act or an exemption from the registration requirements of the Securities Act. In connection with the Asset Acquisition, the Company and Semaphore entered into a Registration Rights Agreement (the "Registration Rights Agreement") which grants Semaphore certain "piggyback" and "shelf" registration rights that are summarized below.

         Under the Registration Rights Agreement, the Company, upon the request of Semaphore, is obligated to file a registration statement on Form S-3 for a continuous offering under Rule 415 of the Securities Act (the "Shelf Registration") covering the registration of all of the Shares. The Company has agreed to cause, as soon as practicable, the effectiveness of the Shelf Registration and to continually maintain such effectiveness until the date that is the first anniversary of the closing of the Asset Acquisition, subject to certain limited exceptions. Any sale of Shares pursuant to the Shelf Registration may be made only during certain permitted windows, which consist of a period of thirty consecutive calendar days following the Company's notice to Semaphore in response to a request from Semaphore to sell at least 5% of the outstanding Shares. The Registration Rights Agreement provides for no more than three such permitted windows. The parties have agreed that the number of Shares sold by Semaphore pursuant to the Shelf Registration during any calendar quarter will not exceed 2% of the outstanding shares of the Company.

         In addition to the Shelf Registration, the Registration Rights Agreement provides that in the event that the Company files a registration statement under the Securities Act to register a public offering of its securities, Semaphore may also elect to register the Shares under such registration statement in certain circumstances.

         The Company's obligations to register the Shares will expire (a) after the expiration of one year from the closing of the Asset Acquisition; (b) with respect to the Shelf Registration, if the Company has already effected three (3) permitted windows pursuant to the Registration Rights Agreement; (c) if all the Shares proposed to be sold may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 promulgated under the Securities Act or otherwise; or (d) if all Shares have been registered and sold pursuant to a registration effected pursuant to the Registration Rights Agreement and/or have been transferred in transactions in which registration rights have not been assigned in accordance with the Registration Rights
Agreement. Semaphore may assign the rights under the Registration Rights Agreement with the consent of the Company and under certain other circumstances.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

         The audited financial statements of Semaphore required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A within 60 days after the date this Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

         The pro forma  financial  information  required to be filed pursuant to
Item 7(b) of Form 8-K will be filed on a Form 8-K/A within 60 days after the date this Form 8-K is required to be filed.

(c)      Exhibits.

         The following exhibits are filed herewith:

         2.01 Asset Sale Agreement dated April 3, 1998 by and among Digital Link Corporation and Semaphore Communications Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules have been omitted from this filing but will be furnished supplementally to the Commission upon request.

         4.01 Registration Rights Agreement dated April 3, 1998 by and among Digital Link Corporation and Semaphore Communications Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  April 17, 1998                  By:   /s/ Stanley E. Kazmierczak
                                           -----------------------------
                                           Stanley E. Kazmierczak
                                           Vice President, Finance and
                                           Administration
                                           and Chief Financial Officer



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                                INDEX TO EXHIBITS



      Exhibit Number         Description of Exhibit

          2.01 Asset Sale Agreement dated April 3, 1998 by and among Digital Link Corporation and Semaphore Communications Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules have been omitted from this filing but will be furnished supplementally to the Commission upon request.

          4.01 Registration Rights Agreement dated April 3, 1998 by and among Digital Link Corporation and Semaphore Communications Corporation.